SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549





                                  FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





               DATE OF EARLIEST EVENT REPORTED:  March 12, 2003





                                  MCSi, INC.
   (Exact name of registrant as specified in its articles of incorportion)



          MARYLAND                  000-21561                  31-1001529
(State or other jurisdiction  (Commission file number)     (I.R.S. employer
 of incorporation)                                         identification no.)






              4751 HEMPSTEAD STATION DRIVE, DAYTON, OHIO 45429
                  (Address or principal executive offices)




                              (937) 291-8282
            (Registrant's telephone number, including area code)

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

     On March 12, 2003, MCSi, Inc. (the "Company") announced that
Michael E. Peppel had resigned from the Board of Directors and as the Company's President and Chief Executive Officer.

     Mr. D. Gordon Strickland, a director of the Company, has been appointed by the Board of Directors as the Company's
President and Chief Executive Officer.

     A copy of the press release issued by the Company on March
12, 2003 regarding this matter is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Exhibits.

99.1 Press Release dated March 12, 2003.













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                        SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 18, 2003            MCSi, INC.


                                   By:  /s/ IRA H. STANLEY
                                       ----------------------------------
                                       Ira H. Stanley
                                       Vice President, Chief Financial Officer



















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                              Exhibit Index


Exhibit No.              Description
-----------              -----------


99.1                     Press Release dated March 12, 2003.